UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2012

HEELYS, INC.
(Exact name of registrant as specified in its charter)

Delaware		75-2880496
(State or other jurisdiction of incorporation or organization)	Commission File No.: 001-33182	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006
(Address of principal executive offices and zip code)

(214) 390-1831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2012, Heelys, Inc. (the “Company”) entered into an Agreement and Plan of Merger with Sequential Brands Group, Inc., a Delaware corporation (“Sequential”), and Wheels Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Sequential (“Merger Sub”), pursuant to which Merger Sub will merge (the “Merger”) with and into the Company with the Company being the surviving corporation of the Merger (the “Merger Agreement”).  As a result of the Merger, Sequential will acquire all of the outstanding shares of the Company’s common stock (the “Common Stock”) for $2.25 per share in cash, or approximately $63.2 million (as described more fully below).  A copy of the Merger Agreement is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and incorporated herein by reference.

Before entering into the Merger Agreement, the Company’s board of directors (the “Board”) unanimously determined that the Merger Agreement constitutes a “Superior Proposal,” as defined in the Company’s previously-announced Asset Purchase Agreement, dated October 22, 2012, by and among The Evergreen Group Ventures, LLC (“Evergreen”), a subsidiary of Evergreen, the Company and its subsidiaries (the “Evergreen Purchase Agreement”).  This determination means that, in general terms, the Board believes the Merger transaction pursuant to the Merger Agreement is more favorable to the Company’s stockholders (the “Stockholders”) than the asset sale transaction with Evergreen and is reasonably likely to be completed.

Upon making such determination, the Company entered into a Termination Agreement, dated December 7, 2012, by and among Evergreen, a subsidiary of Evergreen, the Company and its subsidiaries, pursuant to which the Evergreen Purchase Agreement was terminated and the Company agreed to pay Evergreen a termination fee (the “Termination Agreement”).  Pursuant to the Merger Agreement, Sequential is required to reimburse the Company for such termination fee.  A copy of the Termination Agreement is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1 and incorporated herein by reference.

The Company’s Special Meeting of Stockholders scheduled for December 13, 2012 to consider and vote upon, among other things, the transactions contemplated by the Evergreen Purchase Agreement, the change of the Company’s name and the dissolution of the Company pursuant to a Plan of Liquidation and Dissolution (“Plan of Dissolution”) has been canceled.  The Stockholders are instructed to disregard the Company’s previously filed proxy statement and related solicitation materials regarding the Evergreen Purchase Agreement, the name change, and the dissolution of the Company pursuant to the Plan of Dissolution.

The following is a summary of the principal terms of the Merger Agreement:

·
Each share of Common Stock issued and outstanding immediately before the effective time of the Merger (other than shares of Common Stock owned by Sequential, Merger Sub, any other subsidiary of Sequential, the Company or any subsidiary of the Company, and shares of Common Stock held by the Stockholders, if any, who have properly demanded and validly perfected their statutory rights of appraisal with respect to the Merger) will, as a result of the Merger, be converted into the right to receive $2.25 in cash, without interest and less any applicable withholding tax.

·	The Merger Agreement contains a number of representations and warranties of the Company to Sequential and Merger Sub, and of Sequential and the Merger Sub to the Company.

·
The Merger Agreement contains customary conditions to closing of the Merger, including, among other things, the Stockholders adopting the Merger Agreement and approving the Merger, there being no order, judgment or injunction in effect if it would make the Merger illegal or otherwise prohibit or prevent the completion of the Merger and the entry into the termination agreement described above with Evergreen.

·
The Merger Agreement contains numerous covenants of the Company, Sequential and Merger Sub, respectively, during the period up to and including the date of closing of the Merger. The covenants that are specific to the Company generally relate to, among other things: the conduct of the Company’s business operations, and related matters, before the Closing; providing Sequential and Merger Sub with access to, and deliveries of, certain information; ceasing all activity regarding alternative acquisition proposals, except with respect to unsolicited alternative acquisition proposals; holding a meeting of the Stockholders and soliciting proxies to the Stockholders to obtain the adoption of the Merger Agreement and the approval of the Merger by the Stockholders; cooperation and efforts to close the Merger, including obtaining necessary waivers, consents and approvals from, and making all necessary notices to, any government entities or third-parties; notifications to Sequential and Merger Sub of certain events; public announcements; and making required periodic filings with the Securities and Exchange Commission (the “Commission”).  In addition, the Merger Agreement:

o
Provides that each of Sequential and Merger Sub, on the one hand, and the Company, on the other hand, shall pay its respective expenses incurred in connection with the Merger and the transactions contemplated thereby; provided, that the Company’s expenses in respect of the Merger and the other transactions contemplated thereby must not exceed $2,250,000; and

o	Obligates the surviving corporation of the Merger to satisfy the Company’s obligations under its existing severance policies for a period of one year following the closing of the Merger.

·
Sequential, the Merger Sub and the Company may terminate the Merger Agreement under specified circumstances, including if the Merger has not occurred on or before March 15, 2013 and by the Company if the Company receives an acquisition proposal that the Board determines in good faith is a Superior Proposal (as defined in the Merger Agreement) to the Merger Agreement.  If the Company terminates the Merger Agreement because it receives such an acquisition proposal, the Company must pay Sequential a $900,000 termination fee, and, in certain circumstances, it must reimburse Sequential’s and Merger Sub’s out-of-pocket expenses incurred in connection with the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement, not to exceed $450,000.

·
Sequential has agreed to contribute cash to Merger Sub in an amount which, together with the cash held by the Company, will be sufficient to pay, among other things, the aggregate per share Merger consideration to the Stockholders in accordance with the Merger Agreement upon closing of the Merger.

Pursuant to the Merger Agreement, Capital Southwest Venture Corporation and Patrick F. Hamner, one of the Company’s directors, who collectively hold approximately 35.1% of the issued and outstanding shares of Common Stock (respectively, the “Covered Shares”), have entered into voting agreements with Sequential pursuant to which they have agreed, among other things, to vote their Covered Shares in favor of the adoption of the Merger Agreement.  The Company is a party to these voting agreements for the limited purposes of, among other things, providing instructions to its transfer agent to restrict transfers of the Covered Shares during the term of the Merger Agreement.

The foregoing description of such voting agreements and the Company’s obligations therein does not purport to be complete and is qualified in its entirety by reference to the full text of the respective voting agreements entered into by the referenced parties, copies of which are attached to this Current Report as Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference.

If the Stockholders adopt the Merger Agreement and approve the Merger, and if the Merger is completed, the Common Stock will be delisted from The Nasdaq Capital Market.  In addition, the Common Stock will be deregistered under Section 12(b), and the Company’s reporting obligations will be suspended under Section 15(d), of the Exchange Act.  As such, the Company will cease to be an independent, publicly-traded company.  Due to the merger structure of the transaction contemplated by the Merger Agreement, the Company’s Plan of Dissolution will not go into effect, and effectively will be abandoned.

The Company’s financial advisor, Roth Capital Partners, LLC (“Roth”), has provided an opinion regarding the fairness, from a financial point of view, to the Stockholders of the consideration to be received by the Stockholders pursuant to the Merger Agreement.

The Board, taking into account the fairness opinion received from Roth, unanimously approved and authorized the Merger Agreement and the Merger.

Cautionary Statements Regarding Merger Agreement

The Merger Agreement is filed as an exhibit to this Current Report only to provide the Stockholders with information regarding the terms and conditions of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its subsidiaries, or their business or operations.  The Stockholders should not rely on the representations and warranties in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries.  Information concerning the subject matter of the representations and warranties in the Merger Agreement may change after the date of the Merger Agreement, and such subsequent information may or may not be fully reflected in the Company’s public disclosures or periodic reports filed with the Commission.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to Stockholders.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries, and their businesses and operations, that is or will be contained in, or incorporated by reference into, the Company’s Annual Reports on Forms 10-K, Quarterly Reports on Forms 10-Q, proxy statements and other documents that the Company files with or furnishes to the Commission.

The description of the Merger Agreement in this Current Report does not purport to be a complete description of all of the terms and conditions of the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement.

Additional Background Regarding the Transaction with Sequential

For the 30-day period commencing on the date of the Evergreen Purchase Agreement, the Evergreen Purchase Agreement permitted the Company to initiate, solicit and encourage inquiries, proposals or offers that could constitute an alternative transaction proposal (or engage in other efforts or attempts that could lead to an alternative transaction proposal).  During that go-shop period, Sequential submitted a proposal that ultimately led to the Company and Sequential entering into the Merger Agreement.

Additional Information Regarding the Merger and the Merger Agreement

The Company will file with the Commission a proxy statement containing information about the Merger and the meeting of the Stockholders to adopt the Merger Agreement.  The Company’s proxy statement, a Notice of Special Meeting of Stockholders and related materials with respect to the Merger pursuant to the Merger Agreement, when they become available, will be available without charge on the Company’s website at http://investors.heelys.com or by writing to: Corporate Secretary, Heelys, Inc., 3200 Belmeade Drive, Ste. 100, Carrollton, Texas 75006.  These documents also will become available on the website maintained by the Commission at www.sec.gov.  The reference to such website addresses does not constitute incorporation by reference of the information contained on, or linked to, such websites and none of such information is part of this Current Report or any other document.

THE STOCKHOLDERS ARE ADVISED TO READ THE COMPANY’S PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, AND ANY OTHER DOCUMENTS THAT THE COMPANY FILES WITH THE COMMISSION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER, THE MERGER AGREEMENT AND RELATED TRANSACTIONS.

Participants in Solicitation of Proxy Statement

The Company and its directors, executive officers and other members of its management may be deemed to be participants in the solicitation of proxies from the Stockholders in connection with the Merger pursuant to the Merger Agreement and related matters.  Information concerning the interests of the Company’s participants in such solicitation, and any deemed participants in such solicitation, will be set forth in the proxy statement with respect to the Merger pursuant to the Merger Agreement and in the Company’s periodic reports previously or in the future filed with the Securities and Exchange Commission.  Each of these documents is, or will be, available as described above.

Forward-Looking Statements

This Current Report contains forward-looking statements (“forward-looking statements”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act that involve risks and uncertainties. For this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. When used in this Current Report and in documents referenced herein, forward-looking statements include, without limitation, statements regarding our expectations, beliefs or intentions that are signified by terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company’s current views with respect to future events, based on what the Company believes are reasonable assumptions; however, such statements are subject to certain risks, uncertainties and other factors. Our actual results may differ materially from those anticipated in any forward-looking statements due to known and unknown risks, uncertainties and other factors. The section entitled “Risk Factors” set forth in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2011, in Item 1A of Part II of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 3012 and in similar discussions in our other Commission filings, discuss some of the important risks, uncertainties and other factors that may affect our business, results of operations and financial condition.  The Stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.  Should one or more of these risks, uncertainties or factors materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those in the forward-looking statements.  The Company disclaims any intention or obligation to update or review any forward-looking statements or information, whether as a result of new information, future events or otherwise.  The Company undertakes no obligation to comment on analyses, expectations or statements made by third-parties in respect of the Company, the Merger, the Merger Agreement or related matters.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosures set forth in Item 1.01 of this Current Report are incorporated into this item by reference.

Item 8.01	Other Events.

On December 10, 2012, the Company and Sequential issued a joint press release.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated December 7, 2012, by and among Heelys, Inc., Sequential Brands Group, Inc. and Wheels Merger Sub Inc.*

10.1	Termination Agreement, dated December 7, 2012, by and among Evergreen Group Ventures, LLC and certain of its affiliates, on the one hand, and Heelys, Inc. and its subsidiaries, on the other hand.

10.2	Voting Agreement, dated December 7, 2012, by and among Capital Southwest Venture Corporation, Sequential Brands Group, Inc., Wheels Merger Sub Inc. and Heelys, Inc.

10.3	Voting Agreement, dated December 7, 2012, by and among Patrick F. Hamner, Sequential Brands Group, Inc., Wheels Merger Sub Inc. and Heelys, Inc.

99.1	Joint press release dated December 10, 2012.

*Schedules, annexes and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: December 10, 2012	By:	/s/ Craig D. Storey
Craig D. Storey
Chief Financial Officer